SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K

                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       January 13, 1998
                                                       ----------------
                    FAIRMOUNT CHEMICAL CO., INC.
          (Exact name of registrant as specified in its charter)
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       New Jersey                    1-4591              22-0900720
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(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)           File Number)          Identification)


        117 Blanchard Street, Newark, New Jersey            07105
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         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code  (201) 344-5790
                                                    ---------------

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 (Former name or former address, if changed since last report)






Item 5.  Other Events

                              On January 13, 1998, Mr. Todd K. Walker
resigned as President, Chief Executive Officer, Chairman of the Board of Directors and as a director of Fairmount Chemical Co., Inc. (the "Company"). Dr. Reidar Halle, a director of the Company, has been retained to serve as Chief Executive Officer of the Company on an interim basis until a President and Chief Executive Officer is chosen by the Board. Mr. Howard R. Leistner, also a director of the Company, has been appointed as Chairman of the Board.


                            SIGNATURES

               Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  January 23, 1998




                                   FAIRMOUNT CHEMICAL CO., INC.
                                             (Registrant)

                                       By:   /s/ JAMES F. GILDAY
                                       -------------------------
                                             James F. Gilday
                                         Chief Financial Officer